UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2012

Date of reporting period:	March 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Annual report
2|29|12

A world of investing.™

Putnam INVESTMENTS

10 CENTS
THREE CENTS
4¢
U.S. POSTAGE 3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Annual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	40

About the Trustees	41

Officers	43

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing signs of a turnaround. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the euro-zone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is large and can change quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s manager looks for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product often have this effect. In addition, the manager considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically more volatile than those of blue-chip companies, the manager also carefully considers each stock’s risk/reward profile.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by the portfolio manager to ensure that it continues to meet his criteria, including:

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change The manager focuses on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality The manager looks for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Eric, prospects for the U.S. economy had improved by the end of the reporting period. What contributed to this turnaround?

As the period came to a close on February 29, 2012, the U.S. economy had surprised on the upside. Economic data including housing, jobs, consumer confidence, and spending were either stable or slowly improving — suggesting that the U.S. economy, and the global economic outlook for that matter, might not be as bleak as first thought.

However, this turnaround came on the heels of several months of challenging market conditions. The European sovereign debt crisis and the risk that it posed for Europe’s banking institutions was a persistent threat to markets around the world. During the third quarter of 2011, fears that the region’s growth might slow, or even tip into a recession, were especially pronounced. Concerns over weak U.S. economic data and slowing growth in China — two regions that investors had hoped would provide some counterweight to Europe’s woes — further stressed the markets at that time.

How did Putnam Small Cap Value Fund perform in this environment?

With market performance being driven by macroeconomic concerns and aversion to risk, investors saw some dramatic relative performance moves across asset classes. When market pressures were great, investors shifted out of the more vulnerable, higher-risk

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

and cyclical investments whose fates are tied to economic growth. Generally, those investors preferred relatively safer, lower-risk strategies that tend to be more resilient in slow-growth periods. Consequently, many equity strategies, including small-cap value stocks, struggled for much of the reporting period.

However, with the return of investor confidence and increased demand for the greater return potential of higher-risk strategies in the final months of the period, small-cap stocks surged. This late rally erased nearly all of the fund’s losses and helped it to post favorable performance relative to its benchmark and Lipper peer group for the 12 months ended February 29, 2012.

How did you manage the fund through the extreme volatility that marked the period?

Our investment process is grounded in a bottom-up, stock-picking approach, but we are cognizant of macro-driven factors that may create temporary dislocations in stock prices. For example, if a sharp market rise drives a small-cap stock price above our view of fair market value, we will trim the position to lock in profits or sell the stock if we think that the stock has become overvalued. Conversely, in a depressed market, where a company’s prospects may have been unfairly overlooked in the rush for safety, I may add to that position.

We think there is a silver lining in the market’s volatility because it tends to create opportunities to exploit pricing inefficiencies.

What sectors or industries influenced fund performance during the reporting period?

Given the market challenges that characterized the period, it’s not surprising that the various sectors within the Russell 2000 Value Index produced mixed results. However, the performance of the fund versus this benchmark was driven by stock selection, with a positive contribution coming from approximately two thirds of the sectors. Investments in health care, consumer

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

discretionary, and consumer staples were beneficial for the fund.

The technology sector proved to be the most disappointing, and the portfolio’s overweight position in the sector further detracted from results. Capital goods and financials were negative contributors to performance as well.

Which holdings detracted from the fund’s returns?

Exide Technologies, a producer of commercial-grade batteries for the transportation and industrial markets, was the biggest disappointment during the period. Lead, which is a significant input cost for batteries, experienced considerable volatility during the period. In addition, inconsistent revenues made it difficult to meet investor expectations. With the company’s business fundamentals coming into question, Exide’s stock came under pressure. We became concerned about the level of debt on its balance sheet and sold the position at a loss to limit the damage to the portfolio.

Smith Micro Software, a leading developer of software solutions and services for the mobile market, has made its mark by creating products to manage users’ wireless connections among networks, smartphones, and laptops. However, investors soured on the company when a primary product became obsolete. The company had no debt and lots of cash on its balance sheet, which encouraged us to hold on to the stock despite the product setback. The stock sold off sharply in a market averse to risk, and we sold the position at a loss before period-end.

Other detractors included Oplink Communications, a provider of optical-electrical components and communications technology, and the

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

Puerto Rican bank Popular. Both of these companies, which we continue to hold in the portfolio because we believe in their business prospects, were sensitive to questions about economic growth.

Could you share some stocks that held up well amid the market volatility?

The portfolio’s top performer, Questcor Pharmaceuticals, a classic small-cap stock in my mind, rallied on the success of its FDA-approved drug, Acthar. This drug has been successful in treating multiple sclerosis in adults and infantile spasms in children. I sold the position at a considerable profit after the stock had reached fair value in my estimation. Stamps.com, an approved licensed vendor for the U.S. Postal Service, conveniently provides postage on demand by allowing time-strapped small business and individual customers to print stamps online. The company’s stock rallied on news that the government may be shutting down post offices to reduce operating losses, which would likely steer more traffic to their web-based solutions.

Investors applauded management’s efforts at Domino’s Pizza to expand into markets overseas and bid up its stock price during the period. The company has also been successful in reinvigorating its U.S. business by increasing promotions and attempting to improve the quality of its food offerings. With such strong organic growth, we believe that the corporate parent incurs little downside risk from debt on its balance sheet related to its franchises because of the steady royalties that it receives from them. Given the stock’s strong appreciation, we sold the position just before the close of the period to lock in profits.

Are we seeing the beginnings of a bona fide recovery and a sustained rally in small-cap stocks?

Until there is greater clarity on the direction of growth in the United States as well as globally, we believe the U.S. stock market will continue

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

to experience higher-than-average volatility and correlations between stocks.

However, in our view, some optimism has returned to the markets, and investors are warming up to higher-risk strategies, as demonstrated by the recent rally in small-cap stocks. Because smaller companies are more nimble than larger companies, they tend to be early leaders when markets rebound and laggards when markets decline. Furthermore, smaller companies tend to have more exposure to the U.S. market, making them potential beneficiaries of a recovering U.S. economy — unlike larger companies that tend to generate a portion of their profits from abroad. But I think investors will need to see more evidence of a bona fide recovery before this asset class enjoys a sustained rally. In the meanwhile, I remain strategically focused on finding small-cap stocks with catalysts that can ignite improved business fundamentals, which I believe are not fairly reflected in their stock price valuations.

Thank you, Eric, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.71%	8.21%	7.92%	7.92%	7.91%	7.91%	8.18%	7.89%	8.45%	8.96%

10 years	75.05	65.03	62.53	62.53	62.44	62.44	66.74	60.87	70.85	79.67
Annual average	5.76	5.14	4.98	4.98	4.97	4.97	5.25	4.87	5.50	6.03

5 years	–11.95	–16.99	–15.14	–16.34	–15.21	–15.21	–14.03	–17.02	–12.95	–10.77
Annual average	–2.51	–3.66	–3.23	–3.51	–3.25	–3.25	–2.98	–3.66	–2.74	–2.25

3 years	129.37	116.02	124.28	121.28	124.41	124.41	126.10	118.13	127.79	130.98
Annual average	31.88	29.27	30.90	30.31	30.92	30.92	31.25	29.69	31.58	32.19

1 year	–0.46	–6.20	–1.19	–6.13	–1.19	–2.17	–0.91	–4.41	–0.76	–0.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/29/12

		Lipper Small-Cap Value Funds
	Russell 2000 Value Index	category average*

Annual average (life of fund)	8.96%	9.80%

10 years	97.45	112.72
Annual average	7.04	7.73

5 years	–1.78	8.12
Annual average	–0.36	1.47

3 years	108.03	125.00
Annual average	27.66	30.78

1 year	–2.72	–0.96

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/12, there were 311, 259, 232, 124, and 73 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,253 and $16,244, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,087. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,085 and $17,967, respectively.

Fund price and distribution information For the 12-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		—	1

Income	$0.028		—	—	—		—	$0.055

Capital gains	—		—	—	—		—	—

Total	$0.028		—	—	—		—	$0.055

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/11	$10.62	$11.27	$9.26	$9.28	$9.85	$10.21	$10.52	$10.97

2/29/12	10.54	11.18	9.15	9.17	9.76	10.11	10.44	10.88

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.86%	8.36%	8.07%	8.07%	8.06%	8.06%	8.34%	8.04%	8.60%	9.11%

10 years	62.29	52.99	50.71	50.71	50.64	50.64	54.64	49.23	58.36	66.67
Annual average	4.96	4.34	4.19	4.19	4.18	4.18	4.46	4.08	4.70	5.24

5 years	–10.92	–16.05	–14.08	–15.29	–14.15	–14.15	–12.99	–16.02	–12.00	–9.67
Annual average	–2.29	–3.44	–2.99	–3.26	–3.01	–3.01	–2.74	–3.43	–2.52	–2.01

3 years	116.34	103.94	111.48	108.48	111.17	111.17	112.93	105.60	114.59	118.20
Annual average	29.33	26.81	28.36	27.75	28.30	28.30	28.65	27.16	28.98	29.70

1 year	–0.17	–5.89	–0.95	–5.90	–0.95	–1.94	–0.60	–4.12	–0.47	0.11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 2/28/11	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Annualized expense ratio for the six-month period
ended 2/29/12*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.12	$11.08	$11.08	$9.76	$8.44	$5.79

Ending value (after expenses)	$1,136.70	$1,132.40	$1,132.10	$1,133.60	$1,134.80	$1,137.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.72	$10.47	$10.47	$9.22	$7.97	$5.47

Ending value (after expenses)	$1,018.20	$1,014.47	$1,014.47	$1,015.71	$1,016.96	$1,019.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam. com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund (the fund), a series of Putnam Investments Funds, including the fund’s portfolio, as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 29, 2012, the results of its operations, the changes in its net assets and the financial highlights for the five year or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 10, 2012

The fund’s portfolio 2/29/12

COMMON STOCKS (94.4%)*	Shares	Value

Aerospace and defense (0.3%)
Innovative Solutions & Support, Inc. †	104,405	$445,809

		445,809
Auto components (1.3%)
American Axle & Manufacturing Holdings, Inc. †	109,000	1,241,510

Modine Manufacturing Co. †	15,736	142,883

Stoneridge, Inc. †	85,615	827,897

		2,212,290
Building products (0.5%)
NCI Building Systems, Inc. †	73,000	883,300

		883,300
Capital markets (1.1%)
Cowen Group, Inc. Class A †	278,354	779,391

Horizon Technology Finance Corp.	60,324	998,362

		1,777,753
Chemicals (2.9%)
Cabot Corp.	13,700	554,987

HB Fuller Co.	23,100	696,003

Innophos Holdings, Inc. S	18,500	932,030

Minerals Technologies, Inc.	13,000	839,410

RPM International, Inc. S	41,000	978,670

Tronox, Inc. †	5,700	883,500

		4,884,600
Commercial banks (7.1%)
Bancorp, Inc. (The) †	142,963	1,189,452

Citizens Republic Bancorp, Inc. †	97,500	1,334,775

Financial Institutions, Inc.	74,100	1,212,276

First Citizens BancShares, Inc. Class A	5,600	986,440

First Financial Bancorp S	22,700	371,599

First of Long Island Corp. (The)	33,905	879,496

Lakeland Financial Corp.	15,500	390,910

Metro Bancorp, Inc. †	100,209	1,066,224

Popular, Inc. (Puerto Rico) †	446,200	847,780

PrivateBancorp, Inc.	80,900	1,173,050

State Bank Financial Corp. †	60,800	987,392

Western Alliance Bancorp †	164,100	1,335,774

		11,775,168
Commercial services and supplies (3.2%)
ACCO Brands Corp. †	56,250	663,750

Deluxe Corp.	56,900	1,403,723

Ennis Inc.	48,121	806,508

McGrath Rentcorp S	31,200	990,600

Portfolio Recovery Associates, Inc. † S	11,800	822,814

SYKES Enterprises, Inc. †	49,700	684,866

		5,372,261
Communications equipment (2.1%)
Ceragon Networks, Ltd. (Israel) † S	92,400	845,922

Emulex Corp. †	120,200	1,257,292

Extreme Networks †	145,105	535,437

Oplink Communications, Inc. †	56,163	921,635

		3,560,286

COMMON STOCKS (94.4%)* cont.	Shares	Value

Computers and peripherals (1.4%)
BancTec, Inc. 144A † F	160,833	$506,624

Electronics for Imaging, Inc. †	73,200	1,168,272

SMART Technologies, Inc. Class A (Canada) †	182,700	617,526

		2,292,422
Construction and engineering (1.5%)
EMCOR Group, Inc.	31,000	861,800

Great Lakes Dredge & Dock Corp.	29,477	208,992

Orion Marine Group, Inc. †	60,900	444,570

Tutor Perini Corp. †	54,100	853,698

UniTek Global Services, Inc. †	47,848	197,612

		2,566,672
Containers and packaging (0.5%)
Rock-Tenn Co. Class A	11,600	817,684

		817,684
Distributors (0.2%)
Core-Mark Holding Co., Inc.	9,400	376,752

		376,752
Diversified consumer services (0.7%)
Corinthian Colleges, Inc. † S	174,000	781,260

Steiner Leisure, Ltd. (Bahamas) †	6,624	334,919

		1,116,179
Diversified financial services (0.9%)
Gain Capital Holdings, Inc. S	106,420	557,641

NewStar Financial, Inc. † S	95,400	940,644

		1,498,285
Diversified telecommunication services (1.4%)
Cbeyond, Inc. †	85,303	655,127

Cogent Communications Group, Inc. †	56,700	1,044,414

Lumos Networks Corp.	44,130	564,864

		2,264,405
Electric utilities (2.8%)
NV Energy, Inc.	100,000	1,568,000

UIL Holdings Corp.	43,395	1,529,674

UniSource Energy Corp.	44,100	1,622,439

		4,720,113
Electrical equipment (0.5%)
General Cable Corp. †	24,300	752,571

		752,571
Electronic equipment, instruments, and components (1.6%)
Electro Scientific Industries, Inc.	60,112	831,950

SYNNEX Corp. † S	21,000	865,830

TTM Technologies, Inc. †	76,522	896,073

		2,593,853
Energy equipment and services (1.5%)
Key Energy Services, Inc. †	54,900	936,594

Pioneer Drilling Co. †	53,125	529,125

Tidewater, Inc. S	17,000	1,011,500

		2,477,219
Food and staples retail (2.3%)
Roundy’s, Inc. †	99,350	993,500

Ruddick Corp. S	18,900	774,144

Spartan Stores, Inc. S	58,036	1,035,362

Weis Markets, Inc.	25,500	1,092,930

		3,895,936

COMMON STOCKS (94.4%)* cont.	Shares	Value

Food products (1.0%)
Post Holdings, Inc. †	37,300	$1,161,522

Sanderson Farms, Inc.	8,700	428,040

		1,589,562
Gas utilities (1.0%)
Southwest Gas Corp.	39,000	1,663,350

		1,663,350
Health-care equipment and supplies (1.3%)
Cutera, Inc. †	78,483	733,816

Kensey Nash Corp. S	8,169	184,456

Palomar Medical Technologies, Inc. † S	65,117	718,892

Syneron Medical, Ltd. (Israel) †	44,100	492,156

		2,129,320
Health-care providers and services (4.5%)
Addus HomeCare Corp. †	102,413	368,687

Ensign Group, Inc. (The)	39,600	1,085,436

Kindred Healthcare, Inc. † S	91,494	941,473

LHC Group, Inc. †	42,200	718,244

Metropolitan Health Networks, Inc. †	112,657	941,813

MModal, Inc. † S	106,488	1,095,762

Providence Service Corp. (The) †	54,800	824,740

Triple-S Management Corp. Class B (Puerto Rico) †	59,400	1,405,998

		7,382,153
Hotels, restaurants, and leisure (2.8%)
Denny’s Corp. †	8,248	34,229

DineEquity, Inc. † S	18,700	998,206

Marriott Vacations Worldwide Corp. †	47,810	1,191,903

Morgans Hotel Group Co. †	105,100	539,163

Pinnacle Entertainment, Inc. †	86,300	950,163

WMS Industries, Inc. † S	41,200	907,636

		4,621,300
Household durables (2.1%)
La-Z-Boy, Inc. † S	76,500	1,093,185

M/I Homes, Inc. †	56,428	683,343

Newell Rubbermaid, Inc.	53,200	973,560

Skullcandy, Inc. † S	51,400	725,768

		3,475,856
Household products (0.7%)
Spectrum Brands Holdings, Inc. †	40,900	1,162,378

		1,162,378
Insurance (6.8%)
Allied World Assurance Co. Holdings AG	16,600	1,095,102

American Equity Investment Life Holding Co. S	56,167	679,621

American Financial Group, Inc.	21,732	813,863

Amtrust Financial Services, Inc. S	32,000	864,320

Arch Capital Group, Ltd. †	40,900	1,515,345

Assured Guaranty, Ltd. (Bermuda)	47,600	799,680

Employers Holdings, Inc.	40,628	702,458

Hanover Insurance Group, Inc. (The)	31,900	1,302,158

Reinsurance Group of America, Inc. Class A	23,900	1,378,313

Transatlantic Holdings, Inc.	22,200	1,345,320

Validus Holdings, Ltd.	26,371	804,052

		11,300,232

COMMON STOCKS (94.4%)* cont.	Shares	Value

Internet software and services (2.4%)
Earthlink, Inc.	148,400	$1,108,548

Perficient, Inc. †	92,800	1,121,024

Stamps.com, Inc. † S	13,390	346,132

Web.com Group, Inc. †	102,397	1,355,736

		3,931,440
IT Services (1.1%)
Alliance Data Systems Corp. † S	6,700	813,112

Ciber, Inc. †	236,800	1,037,184

		1,850,296
Leisure equipment and products (1.4%)
Arctic Cat, Inc. †	23,628	869,038

Brunswick Corp.	57,600	1,377,216

		2,246,254
Machinery (3.7%)
Accuride Corp. †	73,800	586,710

American Railcar Industries, Inc. †	35,350	1,042,825

Columbus McKinnon Corp. †	51,000	849,150

Commercial Vehicle Group, Inc. †	65,600	793,104

Greenbrier Companies, Inc. † S	52,555	1,328,590

Manitowoc Co., Inc. (The)	54,200	853,108

NN, Inc. †	80,641	720,931

		6,174,418
Multiline retail (0.3%)
Gordmans Stores, Inc. †	29,000	439,930

		439,930
Multi-utilities (1.6%)
Avista Corp.	65,200	1,610,440

CMS Energy Corp. S	47,000	1,006,270

		2,616,710
Oil, gas, and consumable fuels (3.2%)
Energen Corp. S	18,700	995,401

Energy Partners, Ltd. †	51,700	880,968

Magnum Hunter Resources Corp. † S	124,600	862,232

Rex Energy Corp. † S	35,827	412,011

Scorpio Tankers, Inc. (Monaco) † S	91,518	582,970

SM Energy Co.	7,600	598,272

Swift Energy Co. †	30,600	918,918

		5,250,772
Paper and forest products (0.8%)
Buckeye Technologies, Inc.	19,600	669,536

Louisiana-Pacific Corp. †	77,177	630,536

		1,300,072
Pharmaceuticals (0.7%)
ISTA Pharmaceuticals, Inc. † S	8,906	73,742

Medicines Co. (The) †	51,050	1,094,002

		1,167,744
Real estate investment trusts (REITs) (8.1%)
American Assets Trust, Inc.	58,301	1,254,638

American Capital Agency Corp.	27,800	853,738

Campus Crest Communities, Inc.	68,451	724,896

Colony Financial, Inc.	50,000	834,000

Entertainment Properties Trust	20,700	941,850

COMMON STOCKS (94.4%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Government Properties Income Trust	31,100	$725,563

LaSalle Hotel Properties	35,100	936,468

MFA Financial, Inc. S	168,960	1,233,408

National Health Investors, Inc.	18,100	853,053

One Liberty Properties, Inc.	50,070	875,224

PS Business Parks, Inc.	20,700	1,292,094

Summit Hotel Properties, Inc.	150,114	1,382,550

Taubman Centers, Inc.	14,600	1,008,422

Winthrop Realty Trust	44,589	507,869

		13,423,773
Road and rail (0.6%)
Saia, Inc. †	65,500	1,068,305

		1,068,305
Semiconductors and semiconductor equipment (2.8%)
Advanced Energy Industries, Inc. †	97,600	1,171,200

Integrated Silicon Solutions, Inc. †	71,051	751,720

Nova Measuring Instruments, Ltd. (Israel) †	118,500	874,530

PMC — Sierra, Inc. †	124,100	852,567

RF Micro Devices, Inc. † S	219,400	1,046,538

		4,696,555
Software (1.8%)
Actuate Corp. †	191,700	1,157,868

Mentor Graphics Corp. †	72,300	1,096,068

TeleCommunication Systems, Inc. Class A †	278,600	746,648

		3,000,584
Specialty retail (4.8%)
Aaron’s, Inc.	25,250	705,485

American Eagle Outfitters, Inc.	65,000	945,100

Ascena Retail Group, Inc. †	21,300	822,180

Charming Shoppes, Inc. † S	114,100	644,665

Express, Inc. †	49,752	1,184,098

Haverty Furniture Cos., Inc.	40,700	447,700

Lithia Motors, Inc. Class A	40,400	953,844

Pier 1 Imports, Inc. † S	46,454	797,615

Sonic Automotive, Inc. Class A S	52,400	897,612

Stage Stores, Inc. S	39,000	583,050

		7,981,349
Textiles, apparel, and luxury goods (1.0%)
G-III Apparel Group, Ltd. † S	32,000	797,440

PVH Corp.	9,764	830,038

		1,627,478
Thrifts and mortgage finance (4.9%)
Berkshire Hills Bancorp, Inc.	47,700	1,048,923

BofI Holding, Inc. † S	45,282	742,172

Brookline Bancorp, Inc.	108,200	993,276

Capitol Federal Financial, Inc.	72,200	844,018

ESSA Bancorp, Inc.	10,342	99,490

HomeStreet, Inc. †	10,310	543,853

MGIC Investment Corp. †	128,100	577,731

Provident Financial Services, Inc.	23,823	327,328

COMMON STOCKS (94.4%)* cont.	Shares	Value

Thrifts and mortgage finance cont.
Rockville Financial, Inc.	76,900	$888,195

United Financial Bancorp, Inc.	61,700	977,945

Walker & Dunlop, Inc. †	85,022	1,058,524

		8,101,455
Trading companies and distributors (1.2%)
DXP Enterprises, Inc. †	27,700	1,024,900

H&E Equipment Services, Inc. † S	59,100	1,021,834

		2,046,734

Total common stocks (cost $145,008,888)		$156,531,578

INVESTMENT COMPANIES (1.0%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	114,578	$1,182,445

New Mountain Finance Corp.	39,796	527,297

Total investment companies (cost $1,717,661)		$1,709,742

SHORT-TERM INVESTMENTS (19.6%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	25,979,225	$25,979,225

Putnam Money Market Liquidity Fund 0.09% [e]	6,436,954	6,436,954

Total short-term investments (cost $32,416,179)		$32,416,179

TOTAL INVESTMENTS

Total investments (cost $179,142,728)		$190,657,499

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $165,797,116.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$24,097,388	$—	$—

Consumer staples	6,647,876	—	—

Energy	7,727,991	—	—

Financials	47,876,666	—	—

Health care	10,679,217	—	—

Industrials	19,310,070	—	—

Information technology	21,418,812	506,624	—

Materials	7,002,356	—	—

Telecommunication services	2,264,405	—	—

Utilities	9,000,173	—	—

Total common stocks	156,024,954	506,624	—

Investment companies	1,709,742	—	—

Short-term investments	6,436,954	25,979,225	—

Totals by level	$164,171,650	$26,485,849	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/12

ASSETS

Investment in securities, at value, including $24,148,365 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $146,726,549)	$158,241,320
Affiliated issuers (identified cost $32,416,179) (Notes 1 and 5)	32,416,179

Dividends, interest and other receivables	141,266

Receivable for shares of the fund sold	80,596

Receivable for investments sold	3,806,625

Total assets	194,685,986

LIABILITIES

Payable for investments purchased	1,994,009

Payable for shares of the fund repurchased	534,818

Payable for compensation of Manager (Note 2)	85,476

Payable for investor servicing fees (Note 2)	38,997

Payable for custodian fees (Note 2)	8,723

Payable for Trustee compensation and expenses (Note 2)	93,065

Payable for administrative services (Note 2)	628

Payable for distribution fees (Note 2)	67,773

Collateral on securities loaned, at value (Note 1)	25,979,225

Other accrued expenses	86,156

Total liabilities	28,888,870

Net assets	$165,797,116

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$193,315,351

Undistributed net investment income (Note 1)	114,558

Accumulated net realized loss on investments (Note 1)	(39,147,564)

Net unrealized appreciation of investments	11,514,771

Total — Representing net assets applicable to capital shares outstanding	$165,797,116

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($135,452,981 divided by 12,848,419 shares)	$10.54

Offering price per class A share (100/94.25 of $10.54)*	$11.18

Net asset value and offering price per class B share ($4,246,835 divided by 464,180 shares)**	$9.15

Net asset value and offering price per class C share ($9,396,720 divided by 1,024,604 shares)**	$9.17

Net asset value and redemption price per class M share ($1,417,890 divided by 145,280 shares)	$9.76

Offering price per class M share (100/96.50 of $9.76)*	$10.11

Net asset value, offering price and redemption price per class R share
($303,066 divided by 29,037 shares)	$10.44

Net asset value, offering price and redemption price per class Y share
($14,979,624 divided by 1,376,513 shares)	$10.88

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/29/12

INVESTMENT INCOME

Dividends	$2,554,885

Interest (including interest income of $3,587 from investments in affiliated issuers) (Note 5)	3,792

Securities lending (Note 1)	52,463

Total investment income	2,611,140

EXPENSES

Compensation of Manager (Note 2)	1,079,675

Investor servicing fees (Note 2)	551,476

Custodian fees (Note 2)	17,197

Trustee compensation and expenses (Note 2)	12,500

Administrative services (Note 2)	5,167

Distribution fees — Class A (Note 2)	351,735

Distribution fees — Class B (Note 2)	45,927

Distribution fees — Class C (Note 2)	94,570

Distribution fees — Class M (Note 2)	10,710

Distribution fees — Class R (Note 2)	1,598

Other	128,449

Total expenses	2,299,004

Expense reduction (Note 2)	(23,915)

Net expenses	2,275,089

Net investment income	336,051

Net realized gain on investments (Notes 1 and 3)	24,930,845

Net unrealized depreciation of investments during the year	(28,006,747)

Net loss on investments	(3,075,902)

Net decrease in net assets resulting from operations	$(2,739,851)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/29/12	Year ended 2/28/11

Operations:
Net investment income	$336,051	$280,161

Net realized gain on investments	24,930,845	31,895,357

Net unrealized appreciation (depreciation) of investments	(28,006,747)	16,743,653

Net increase (decrease) in net assets resulting from operations	(2,739,851)	48,919,171

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(376,621)	(15,637)

Class Y	(75,144)	(35,221)

Increase in capital from settlement payments (Note 6)	180,341	—

Redemption fees (Note 1)	8,195	8,201

Decrease from capital share transactions (Note 4)	(26,646,520)	(28,421,180)

Total increase (decrease) in net assets	(29,649,600)	20,455,334

NET ASSETS

Beginning of year	195,446,716	174,991,382

End of year (including undistributed net investment income of
$114,558 and $346,331, respectively)	$165,797,116	$195,446,716

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
February 29, 2012	$10.62	.02	(.08)	(.06)	(.03)	—	(.03)	—	.01 [e]	$10.54	(.46)	$135,453	1.30	.24	64
February 28, 2011	8.10	.02	2.50	2.52	— [b]	—	— [b]	—	—	10.62	31.13	162,096	1.30	.20	68
February 28, 2010	4.69	.01	3.54	3.55	(.14)	—	(.14)	—	—	8.10	75.74	144,577	1.46 [f]	.15 [f]	79
February 28, 2009	10.21	.09	(5.16)	(5.07)	—	(.45)	(.45)	—	—	4.69	(50.44)	111,011	1.47 [f]	1.07 [f]	53
February 29, 2008	16.62	.10	(3.57)	(3.47)	(.09)	(2.85)	(2.94)	—	—	10.21	(22.54)	342,770	1.37 [f]	.66 [f]	49

Class B
February 29, 2012	$9.26	(.04)	(.08)	(.12)	—	—	—	—	.01 [e]	$9.15	(1.19)	$4,247	2.05	(.51)	64
February 28, 2011	7.11	(.04)	2.19	2.15	—	—	—	—	—	9.26	30.24	5,471	2.05	(.54)	68
February 28, 2010	4.13	(.04)	3.10	3.06	(.08)	—	(.08)	—	—	7.11	74.28	5,494	2.21 [f]	(.59) [f]	79
February 28, 2009	9.15	.02	(4.59)	(4.57)	—	(.45)	(.45)	—	—	4.13	(50.82)	4,973	2.22 [f]	.31 [f]	53
February 29, 2008	15.24	(.04)	(3.20)	(3.24)	—	(2.85)	(2.85)	—	—	9.15	(23.06)	19,600	2.12 [f]	(.16) [f]	49

Class C
February 29, 2012	$9.28	(.04)	(.08)	(.12)	—	—	—	—	.01 [e]	$9.17	(1.19)	$9,397	2.05	(.51)	64
February 28, 2011	7.13	(.04)	2.19	2.15	—	—	—	—	—	9.28	30.15	10,927	2.05	(.54)	68
February 28, 2010	4.14	(.04)	3.12	3.08	(.09)	—	(.09)	—	—	7.13	74.49	9,778	2.21 [f]	(.60) [f]	79
February 28, 2009	9.18	.02	(4.61)	(4.59)	—	(.45)	(.45)	—	—	4.14	(50.88)	7,166	2.22 [f]	.32 [f]	53
February 29, 2008	15.28	(.01)	(3.24)	(3.25)	—	(2.85)	(2.85)	—	—	9.18	(23.08)	19,800	2.12 [f]	(.10) [f]	49

Class M
February 29, 2012	$9.85	(.02)	(.08)	(.10)	—	—	—	—	.01 [e]	$9.76	(.91)	$1,418	1.80	(.26)	64
February 28, 2011	7.55	(.03)	2.33	2.30	—	—	—	—	—	9.85	30.46	1,544	1.80	(.30)	68
February 28, 2010	4.38	(.02)	3.30	3.28	(.11)	—	(.11)	—	—	7.55	74.90	1,375	1.96 [f]	(.35) [f]	79
February 28, 2009	9.64	.05	(4.86)	(4.81)	—	(.45)	(.45)	—	—	4.38	(50.73)	954	1.97 [f]	.55 [f]	53
February 29, 2008	15.83	.02	(3.36)	(3.34)	—	(2.85)	(2.85)	—	—	9.64	(22.83)	3,493	1.87 [f]	.16 [f]	49

Class R
February 29, 2012	$10.52	— [b]	(.09)	(.09)	—	—	—	—	.01 [e]	$10.44	(.76)	$303	1.55	(.02)	64
February 28, 2011	8.04	(.01)	2.49	2.48	—	—	—	—	—	10.52	30.85	368	1.55	(.06)	68
February 28, 2010	4.66	(.01)	3.52	3.51	(.13)	—	(.13)	—	—	8.04	75.43	213	1.71 [f]	(.12) [f]	79
February 28, 2009	10.18	.06	(5.13)	(5.07)	—	(.45)	(.45)	—	—	4.66	(50.59)	76	1.72 [f]	.75 [f]	53
February 29, 2008†	16.83	.05	(3.74)	(3.69)	(.11)	(2.85)	(2.96)	—	—	10.18	(23.62)*	29	1.49*[f]	.39*[f]	49

Class Y
February 29, 2012	$10.97	.05	(.09)	(.04)	(.06)	—	(.06)	—	.01 [e]	$10.88	(.27)	$14,980	1.05	.49	64
February 28, 2011	8.36	.04	2.59	2.63	(.02)	—	(.02)	—	—	10.97	31.53	15,040	1.05	.46	68
February 28, 2010	4.84	.03	3.65	3.68	(.16)	—	(.16)	—	—	8.36	76.08	13,554	1.21 [f]	.42 [f]	79
February 28, 2009	10.48	.12	(5.31)	(5.19)	—	(.45)	(.45)	—	—	4.84	(50.28)	13,074	1.22 [f]	1.32 [f]	53
February 29, 2008	16.97	.14	(3.64)	(3.50)	(.14)	(2.85)	(2.99)	—	—	10.48	(22.30)	30,898	1.12 [f]	.91 [f]	49

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

† For the period March 30, 2007 (commencement of operations) to February 29, 2008.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 6).

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.13%

February 28, 2009	0.05

February 29, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/29/12

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $24,792,099. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $25,979,225.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit.

A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 29, 2012, the fund had a short-term capital loss carryover of $38,408,336 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2018. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, nontaxable dividends, unrealized gains and losses on passive foreign investment companies and on restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $116,059 to decrease undistributed net investment income, $180,230 to decrease paid-in-capital and $296,289 to decrease to accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$24,161,111
Unrealized depreciation	(13,385,568)

Net unrealized appreciation	10,775,543
Undistributed ordinary income	114,558
Capital loss carryforward	(38,408,336)
Cost for federal income tax purposes	$179,881,956

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $389 under the expense offset arrangements and by $23,526 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $120, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,929 and $118 from the sale of class A and class M shares, respectively, and received $4,979 and $314 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $31 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $106,526,412 and $134,891,013, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/29/12		Year ended 2/28/11

Class A	Shares	Amount	Shares	Amount

Shares sold	861,593	$8,629,076	1,536,670	$14,212,952

Shares issued in connection with
reinvestment of distributions	37,602	358,725	1,509	14,773

	899,195	8,987,801	1,538,179	14,227,725

Shares repurchased	(3,309,770)	(33,055,764)	(4,131,378)	(37,181,405)

Net decrease	(2,410,575)	$(24,067,963)	(2,593,199)	$(22,953,680)

	Year ended 2/29/12		Year ended 2/28/11

Class B	Shares	Amount	Shares	Amount

Shares sold	70,642	$625,431	148,158	$1,170,997

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	70,642	625,431	148,158	1,170,997

Shares repurchased	(197,217)	(1,713,823)	(329,827)	(2,616,210)

Net decrease	(126,575)	$(1,088,392)	(181,669)	$(1,445,213)

	Year ended 2/29/12		Year ended 2/28/11

Class C	Shares	Amount	Shares	Amount

Shares sold	138,879	$1,162,797	92,688	$740,450

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	138,879	1,162,797	92,688	740,450

Shares repurchased	(291,339)	(2,505,427)	(287,005)	(2,283,011)

Net decrease	(152,460)	$(1,342,630)	(194,317)	$(1,542,561)

	Year ended 2/29/12		Year ended 2/28/11

Class M	Shares	Amount	Shares	Amount

Shares sold	16,082	$155,582	17,144	$151,145

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	16,082	155,582	17,144	151,145

Shares repurchased	(27,530)	(252,212)	(42,599)	(363,658)

Net decrease	(11,448)	$(96,630)	(25,455)	$(212,513)

	Year ended 2/29/12		Year ended 2/28/11

Class R	Shares	Amount	Shares	Amount

Shares sold	14,658	$142,258	15,769	$145,128

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	14,658	142,258	15,769	145,128

Shares repurchased	(20,641)	(205,596)	(7,196)	(66,975)

Net increase (decrease)	(5,983)	$(63,338)	8,573	$78,153

	Year ended 2/29/12		Year ended 2/28/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	356,548	$3,711,603	402,608	$3,778,941

Shares issued in connection with
reinvestment of distributions	7,299	71,817	3,289	33,216

	363,847	3,783,420	405,897	3,812,157

Shares repurchased	(358,797)	(3,770,987)	(656,050)	(6,157,523)

Net increase (decrease)	5,050	$12,433	(250,153)	$(2,345,366)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,587 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $53,681,490 and $49,150,162, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $174,710 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $5,631 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $587 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Denver.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations.

Other directorships: Edison International; Southern California Edison

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 29, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Robert R. Leveille (Born 1969)	Assistant Clerk
Vice President and Chief Compliance Officer	Since 2010
Since 2007	Manager of Finance, Dunkin’ Brands (2008–
Chief Compliance Officer, Putnam Investments,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management, and Putnam Retail	Management (2007–2008); Senior Financial
Management	Analyst, Putnam Investments (1999–2007)

Mark C. Trenchard (Born 1962)	Nancy E. Florek (Born 1957)
Vice President and BSA Compliance Officer	Vice President, Assistant Clerk, Assistant
Since 2002	Treasurer and Proxy Manager
Director of Operational Compliance,	Since 2000
Putnam Investments and Putnam
Retail Management	Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Robert R. Leveille
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	Chief Compliance Officer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Robert T. Burns
London, England SW1A 1LD		Vice President and
	Officers	Chief Legal Officer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Judith Cohen
Custodian	Principal Executive	Vice President, Clerk and
State Street Bank	Officer, Treasurer and	Assistant Treasurer
and Trust Company	Compliance Liaison
Michael Higgins
Legal Counsel	Steven D. Krichmar	Vice President, Senior Associate
Ropes & Gray LLP	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Janet C. Smith	Vice President, Assistant Clerk,
KPMG LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
Jameson A. Baxter, Chair		Susan G. Malloy
Ravi Akhoury		Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN069
273266 4/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 29, 2012	$48,651	$--	$4,000	$ —
February 28, 2011	$41,499	$--	$3,800	$ —

For the fiscal years ended February 29, 2012 and February 28, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,000 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 29, 2012	$ —	$ —	$ —	$ —

February 28, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012